October 30, 2007

DREYFUS PREMIER STRUCTURED MIDCAP FUND

Supplement to Statement of Additional Information
Dated January 1, 2007

     Effective on or about July 18, 2007, the following information supersedes and replaces any contrary information contained in the section in the Fund’s Statement of Additional Information entitled “Management Arrangements.”

     Effective July 18, 2007, investment decisions for the fund will be made by a committee of portfolio managers that comprise the Midcap Team of Franklin Portfolio Associates, LLC, the fund’s sub-investment adviser and an affiliate of Dreyfus. The team members are Michael F. Dunn, Oliver Buckley and Patrick Slattery.

     Mr. Dunn is a senior portfolio manager of Franklin Portfolio which he joined in 1999. Mr. Buckley is a senior vice president and senior portfolio manager of Franklin Portfolio which he joined in 2000. Mr. Slattery is vice president and a portfolio manager of Franklin Portfolio which he joined in 2005.

Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of July 18, 2007:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Oliver Buckley	14	$5.9 B	3	$663.4 M	91	$16.9 B
Michael F. Dunn	7	$2.9 B	3	$663.4 M	91	$16.9 B
Patrick Slattery	7	$2.9 B	3	$663.4 M	91	$16.9 B

17 of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Dreyfus Premier Structured Midcap Fund shares beneficially owned by the primary portfolio manager is as follows as of July 18, 2007:

Dollar Range of Fund
Portfolio Manager	Shares Beneficially Owned

Oliver Buckley	$0
Michael F. Dunn	$0
Patrick Slattery	$0